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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 2001
                                                 -------------------------------

                            Advance Auto Parts, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                         001-16797                      54-2049910
----------------------------------   --------------------------- -----------------------------------
   (State or other jurisdiction of     (Commission File Number)   (IRS Employer Identification No.)
           incorporation)

               5673 Airport Road, Roanoke, Virginia                      24012
--------------------------------------------------------------------------------
             (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (540) 362-4911
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                    INFORMATION TO BE INCLUDED IN THE REPORT

         Advance Auto Parts, Inc. hereby amends its current report on Form 8-K (the "Form 8-K") originally filed with the Securities and Exchange Commission on November 30, 2001 in order to correct typographical errors under the column headings "Total Adjustments" and "Total Pro Forma" in the Unaudited Pro Forma Consolidated Balance Sheet (included as part of the Unaudited Pro Forma Consolidated Financial Data--Exhibit 99.4 to the Form 8-K). The corrected page of the Unaudited Pro Forma Consolidated Balance Sheet is attached hereto as
Exhibit 99.4.1. Corrected data is reflected with an (A) in the pro forma balance sheet. There is no other change in the information previously reported in the Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

                See Exhibit Index on page following signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 ADVANCE AUTO PARTS, INC.
                                           ------------------------------------
                                                       (Registrant)



Date  December 18, 2001                            /s/ Jimmie L. Wade
     ----------------------------          ------------------------------------
                                                      (Signature)*

                                           Jimmie L. Wade
                                           President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

                                  EXHIBIT INDEX


   Exhibit
   Number                             Exhibit Description
-----------    -----------------------------------------------------------------
    99.4.1 Unaudited Pro Forma Consolidated Balance Sheet as of October 6, 2001 and the notes thereto, as corrected.